Exhibit 99.5

Martin Marietta Employee FAQ

1.	What was announced today?
●	Today we announced that that Martin Marietta Materials will be combining with Texas Industries to create a market leading supplier of aggregates and heavy building materials.
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Under the terms of the definitive merger agreement, and subject to the conditions therein, Martin Marietta will acquire all of the outstanding shares of Texas Industries common stock in a tax-free, stock-for-stock transaction.

●	We also announced strong fourth quarter and full year 2013 financial results.

2.	Who is Texas Industries?
●	Texas Industries is a leading supplier of aggregates and cement.
●	Texas Industries is headquartered in Dallas with primary markets in Texas and California – two of the largest and fastest growing markets for building products and cement in the United States.

3.	Why are Martin Marietta and Texas Industries combining?
●	The combination will create a leading supplier of aggregates and heavy building materials, with low-cost, vertically integrated operations across aggregates and targeted cement.
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With greater geographic and product diversity and a leading distribution network, the combined company will have uniquely positioned assets across some of the nation’s largest and fastest growing geographies, such as Texas and California.

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As market conditions improve, the combined company will be well-positioned for long-term growth, with a network in excess of 400 quarries, mines, distribution yards and plants spanning 36 states, Canada, the Bahamas and the Caribbean Islands.

4.	What are the benefits of this transaction for employees?
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This combination is about growth and building an even better company for the future.  We believe that as one company we will have an even stronger base of talent by uniting two highly-skilled workforces with a strong commitment to serving customers and communities.

●	As part of a stronger and larger company, Martin Marietta and Texas Industries employees will benefit from greater career and professional development opportunities.

5.	Where will the company be headquartered and who will lead it?
●	The combined company will be headquartered in Raleigh, North Carolina, and will maintain a significant presence in Dallas, Texas.
●	Ward Nye, along with the rest of the Martin Marietta executive team, will lead the combined company. Together, they will work to retain top talent across the combined organization.

6.	Will there be any impact to our operations in Dallas/Fort Worth, where Texas Industries has a significant presence?
●	Until the combination closes, it remains business as usual, and both companies will operate as independent companies.
●	Together with Texas Industries, we will establish an integration team that will work to develop a detailed and thoughtful plan to make the post-closing integration as efficient as possible.
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Dallas/Fort Worth will remain an important market for the combined company after the close. We will continue to maintain a significant presence there and offer our customers the same outstanding products and service they have come to expect from us.

7.	When will the transaction be completed and what can employees expect between now and then?
●	We anticipate closing the transaction in the second quarter of 2014.
●	Until that time, Martin Marietta and Texas Industries will continue to operate as separate entities and it will remain business as usual for all of us.

8.	What is required in order to close the transaction?
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In the months ahead, we intend to secure the required regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and other customary closing conditions.

●	The transaction is also subject to the approval of Martin Marietta and Texas Industries shareholders.
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Texas Industries’ two largest shareholders, representing approximately 51 percent of shares outstanding, have agreed to vote all of their shares (or in some limited circumstances, about 35% of the outstanding shares) of Texas Industries common stock in favor of the transaction.

9.	Will there be any changes in staffing as a result of the combination?
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This combination is about growth and building an even better company for the future.  As part of a stronger and larger company, Martin Marietta and Texas Industries employees across the combined company’s geographic footprint will benefit from greater career and professional development opportunities created by this transaction.

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However, as in any combination of this size, there may be some overlap in job functions.  Importantly, we’ve only just announced the agreement and certain decisions about how we will combine the two companies have not yet been finalized.

●	Together with Texas Industries, we will establish an integration team that will work to develop a detailed and thoughtful plan to make the post-closing integration as efficient as possible.
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We will carefully study the opportunities to combine these two great companies in a manner that builds on our collective past successes, and enables us to create a great combined organization going forward.  We are committed to doing our best to help employees move through the combination in a positive manner and will strive to treat everyone fairly regarding any future employment decisions.

10.	Will there be any changes to employee compensation, benefits and plans?
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There will be no immediate changes to compensation and benefits as a result of the transaction.  We will approach the process of bringing the two companies together in the same way we approach all other aspects of our business and will keep you informed of any changes well in advance.

11.	How will this combination affect our relationship with our customers?
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Until the transaction is completed, this announcement will have no impact on our customers or how we conduct business with them.  Please remain as focused as ever on their needs and continue to provide the same world-class products and service they expect from us.

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After the close, combining our businesses will increase our size and scale, and enable us to deliver even more value for customers.  With a collective workforce of approximately 7,000 highly skilled employees and a shared commitment to providing exceptional building materials and the best service and solutions, the combined company will be even better equipped to serve its customers and communities.

12.	What should I say if I’m asked about this transaction?
●	It is likely that today’s actions will lead to increased interest in Martin Marietta and it is important we speak with one voice on this matter.
●	If you receive any inquiries from the media or other interested third parties, please refer them to Dana Guzzo, Chief Information Officer.

13.	Who can I contact if I have more questions?
●	As we move through this process, we will keep you informed on important developments, as appropriate. If you have any questions, please do not hesitate to reach out to your manager.

Cautionary Statements Regarding Forward-Looking Statements
Certain statements in this communication regarding the proposed acquisition of TXI by Martin Marietta, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Martin Marietta’s  and TXI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of approval of both Martin Marietta’s shareholders and TXI’s stockholders; the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate TXI’s operations into those of Martin Marietta; the integration of TXI’s operations into those of Martin Marietta  being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; the retention of certain key employees of TXI being difficult; Martin Marietta’s and TXI’s ability to adapt its services to changes in technology or the marketplace; Martin Marietta’s and TXI’s ability to maintain and grow its relationship with its customers; levels of construction spending in the markets; a decline in defense spending and the commercial component of the nonresidential construction market and the subsequent impact on construction activity; a slowdown in residential construction recovery; unfavorable weather conditions; a widespread decline in aggregates pricing; changes in the cost of raw materials, fuel and energy and the availability and cost of construction equipment in the United States; the timing and amount of federal, state and local transportation and infrastructure funding; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; and changes to and the impact of the laws, rules and regulations (including environmental laws, rules and regulations) that regulate Martin Marietta’s and TXI’s operations. Additional information concerning these and other factors can be found in Martin Marietta’s and TXI’s filings with the Securities and Exchange Commission, including Martin Marietta’s and TXI’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Martin Marietta  and TXI assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It
In connection with the proposed transaction between Martin Marietta and TXI, Martin Marietta and TXI intend to file relevant materials with the Securities and Exchange Commission, including a Martin Marietta registration statement on Form S-4 that will include a joint proxy statement of Martin Marietta and TXI that also constitutes a prospectus of Martin Marietta.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARTIN MARIETTA, TXI AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from Martin Marietta upon written request to the Corporate Secretary at Martin Marietta Materials, Inc., 2710 Wycliff Road, Raleigh, NC 27607, telephone number (919) 783-4540 or from Martin Marietta’s website,  http://ir.martinmarietta.com or from TXI upon written request to TXI at Investor Relations, Texas Industries, Inc., 1503 LBJ Freeway, Suite 400, Dallas, Texas 75234, telephone number (972) 647-6700 or from TXI’s website, http://investorrelations.txi.com.

Participants in Solicitation
This communication is not a solicitation of a proxy from any investor or securityholder.  However, Martin Marietta, TXI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding Martin Marietta’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2012 on Form 10-K filed with the SEC on February 2, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on April 16, 2013.  Information regarding TXI’s directors and executive officers may be found in its Annual Report for the year ended May 31, 2013 on Form 10-K filed with the SEC on July 22, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on August 23, 2013.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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